UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 7, 2024
Elicio Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39990	11-3430072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, 5th Floor
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)
(857) 209-0050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.01 par value per share	ELTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Elicio Therapeutics, Inc. (the “Company”) convened a virtual annual meeting of stockholders (the “Annual Meeting”) on Thursday, November 7, 2024, at 9:30 a.m., Eastern Time. The Annual Meeting was adjourned under Section 2.8 of the Amended and Restated Bylaws of the Company because a quorum of the holders of the Company’s common stock, $0.01 par value per share (the “Common Stock”), was not present in person or by proxy to transact business at the Annual Meeting. At the time of the adjournment, a majority of the shares of Common Stock represented by proxies actually received by the Company had been voted in favor of each proposal that the Company intends to submit to stockholders at the Annual Meeting. As announced at the Annual Meeting, the Annual Meeting will be reconvened on Thursday, November 21, 2024, at 9:30 a.m. Eastern Time, solely by means of remote communications, with no physical in-person meeting. Stockholders and proxyholders may be deemed to be present in person and vote at the reconvened Annual Meeting by preregistering at www.viewproxy.com/ELTX/2024 and using the virtual control number previously provided to them. To be admitted to the Annual Meeting, stockholders should use the unique link and password that is provided upon registration. All preregistrations must be received by 11:59 p.m. Eastern Time, Wednesday, November 20, 2024. If a stockholder has already preregistered for the Annual Meeting, there is no need to preregister again for the reconvened Annual Meeting, and the unique link and password previously provided will still be valid at the reconvened Annual Meeting. The record date for the reconvened Annual Meeting will remain the close of business on September 11, 2024. As noted in the proxy card distributed in connection with the Annual Meeting, the proxyholders retain authority to vote previously delivered proxies at the reconvened Annual Meeting. If a stockholder has not already voted by proxy, or would like to change or revoke its vote by proxy, the stockholder should follow the instructions provided in the proxy statement previously delivered and on file with the U.S. Securities and Exchange Commission. Any further proxy voting over the Internet or telephone must be complete by 11:59 p.m. Eastern Time, Wednesday, November 20, 2024. Beneficial stockholders should contact their bank, broker, or other institution where they hold their account if they have questions regarding how to instruct such bank, broker or other institution to vote their shares or to obtain any necessary legal proxy to vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elicio Therapeutics, Inc.

	By:	/s/ ROBERT CONNELLY
Date: November 7, 2024		Robert Connelly President and Chief Executive Officer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)